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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2004
                                                         -----------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                              0-25196                     51-0110823
 ------------------------------             -------------------        ----------------------
(State or other jurisdiction of            (Commission File No.)       (IRS Employer I.D. No.)
          incorporation)
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                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (740) 435-2020
                                                    ----------------------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.        Entry into a Material Definitive Agreement.
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Extension of Employment Agreements
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         On December 15, 2004, the Board of Directors of Camco Financial
Corporation ("Camco") extended the employment agreements of Richard C. Baylor, the President and Chief Executive Officer of Camco and Advantage Bank, and Larry
A. Caldwell, the Chairman of Camco and Advantage Bank, for an additional year, as permitted by the terms of each such agreement.

         As extended, Mr. Baylor's employment agreement has a term ending
January 31, 2008. The agreement provides for a base salary of not less than $237,544 and a performance review by the Board of Directors not less often than annually, at which time the Board of Directors may extend the term of the agreement. The agreement also provides for the inclusion of Mr. Baylor in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and provides for vacation and sick leave.

         Mr. Baylor's employment is terminable by Camco at any time. In the event of termination by Camco other than for just cause or in connection with a "change of control," as defined in the agreement, Mr. Baylor will be entitled to
(i) a continuation of salary payments for the remainder of the term of his agreement and (ii) a continuation of health, life and disability insurance benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the agreement or the date Mr. Baylor becomes employed full-time by another employer.
In the event of a change of control, in certain circumstances, Mr. Baylor will be entitled to payment of an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. Baylor is entitled to continued coverage under all health, life and disability benefit plans until the earlier of the end of the term of the agreement or the date on which Mr. Baylor is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Baylor may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal
Revenue Code.

         As extended, Mr. Caldwell's employment agreement has a term ending on November 9, 2005. The agreement provides for a base salary of $125,000 and provides for the inclusion of Mr. Caldwell in any tax-qualified employee benefit, pension and profit-sharing plans for which senior management personnel are eligible. The agreement is terminable by Camco at any time. In the event of termination by Camco other than for just cause or in connection with a "change of control," as defined in the agreement, Mr. Caldwell will be entitled to a lump sum payment as follows: (i) if such termination occurs prior to November 9, 2005, $250,000, and (ii) if such termination occurs after November 9, 2005, but before November 9, 2006, $125,000.

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Approval of Director Compensation
---------------------------------

         On December 15, 2004, the Board of Directors increased the fees paid to non-employee Directors of Camco and its wholly-owned subsidiary, Advantage Bank, to compensate them for their increased corporate governance responsibilities. In establishing the new compensation structure, the Board believed it was important to increase the percentage of compensation that is paid in Camco stock, thereby strengthening the mutuality of interests between Directors and Camco's shareholders, by providing the Directors with an increased proprietary interest in pursuing the long-term growth, profitability and financial success of Camco.

         The Board approved the following compensation for non-employee
Directors of Camco and Advantage Bank: Each Director shall receive a retainer of $5,000 per year for service on Camco's Board and $6,000 per year for service on Advantage Bank's Board, all of which shall be paid in Camco stock through the Director Deferred Compensation Plan. Each Director also shall receive $1,250 for each Camco Board meeting attended and $500 for each Advantage Bank Board meeting attended, with one paid absence per year. Non-employee Directors who serve on a committee of Camco or Advantage's Board will receive a fee of $250 for each committee meeting attended, except that if the committee meeting is held on a different day than a Board of Directors' meeting, the fee is $500. Each chair of a committee shall receive an additional $100 per meeting attended, except that that Audit Committee chair shall receive an additional $250 per meeting attended.


SECTION 8 - OTHER EVENTS

Item 8.01.        Other Events.
---------         -------------

         On December 15, 2004, Camco Financial Corporation issued a news release announcing a dividend on its common stock. The news release is attached hereto as Exhibit 99.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.
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         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

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
                  Exhibit No.         Description
                  -----------         -----------
                        99            News Release of Camco Financial Corporation dated December 15, 2004

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CAMCO FINANCIAL CORPORATION



                              By:  /s/ Mark A. Severson
                                   ---------------------------------------
                                   Mark A. Severson
                                   Chief Financial Officer


Date:  December 17, 2004


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